                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-8544

                                 FPA FUNDS TRUST
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  September 30, 2004

Item 1.           Report to Stockholders.

FPA CRESCENT FUND

SEMI-ANNUAL REPORT


[FPA CRESCENT FUND LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064


42077

SEPTEMBER 30, 2004

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     Crescent returned 0.44% in the third quarter and 6.20% year-to-date. This compares favorably to our 60% Russell 2500 and 40% Lehman Government/Credit benchmark and places the Fund ahead of most stock market indexes thus far in 2004. Please refer to the comparative return information at the end of this letter.

     The stock market isn't rife with value. We realize that for the loyal reader of our missives this statement does not come as a shock. We find it difficult to come up with new ways to say the same thing. For the more recent reader, we have found it challenging to put capital to work for the past year or so. Although corporate earnings are somewhat higher, the stock market is higher as well. The upshot: valuations still are not cheap enough for us to be in good conscience fully invested, knowing that the margin of safety of such an action poses the risk of a serious erosion of capital. I can't remember which pundit recently said that investors today are not getting risk-free return, rather they are more likely to achieve return-free risk. We remain with a large cash cushion as we await the inevitable, but not necessarily timely, opportunities.

     Although we have spoken at length regarding our large cash position, there are other notable trends worth reporting at this time. First, the market capitalization of your Fund's average investment has increased to a new high. Small-capitalization stocks have been less expensive by most valuation measures when compared to mid- and large-capitalization companies since I began the Crescent Fund more than eleven years ago. We do not see a notable valuation differential between companies of varying market capitalizations today. All things being equal, we have chosen to migrate up in size. The weighted average market capitalization of your Fund today stands more than three times higher than its low at $3.1 billion, its highest ever -- larger, but certainly not large-cap.

     We said that the stock market did not appear that inexpensive to us. However, that stock market is the U.S. market. We cannot forget the rest of the world in this increasingly global economy. We have been uncovering better values abroad in the recent months. This is not our first foray overseas, as we have invested in the public shares of foreign companies for many years. Recently though, the percentage allocated to foreign shares has increased. We had 7.8% invested overseas at quarter-end.(1)

     With our patience sorely tested in the U.S., we have uncovered what we believe to be great valuations in three very good businesses in the United Kingdom. These recent investments are much less expensive than the average U.S. company and pay a far higher dividend yield. The table below reflects the comparative valuation and dividend yield based on our average purchase price.(2)

                    RECENT UK
                   INVESTMENTS   RUSSELL 2500     S&P 500
                   -----------   ------------   -----------
Price / Earnings
  Ratio               11.0x         23.0x          19.0x
Dividend Yield         5.0%          1.3%           1.8%

     We don't pretend that investing in a foreign country with less stringent regulatory oversight, more lax corporate governance, different accounting conventions, and a different language is without risk. We hope to minimize this risk by purchasing public businesses with good balance sheets at deep discounts to what we would have to pay for a similar business in the United States. Our recent UK investments trade at P/Es that are almost a 50% discount to the U.S. market, have higher returns on shareholders' equity, and a dividend yield that is about 3 times as large. We are getting paid to wait. Dividends accounted for approximately 40% of the total return seen in the U.S. stock market over the last 75 years. As we continue to expect a low return environment for a number of years, a 5% dividend yield should prove an intelligent starting point in achieving good investment returns.

     We also do not mind having more exposure to currencies other than the U.S. dollar. As we have prattled in the past, we believe that there is a good chance we could see in the coming years a continued erosion in the value of the dollar.

----------
(1) Percentage is gross long investment.
(2) P/E calculation is predicated on 2005 consensus estimates.

     There does, however, appear to be a language barrier even in England. We found it necessary to ask the CEO of one of our recent investments to repeat what he said in American. Wasn't it Oscar Wilde who said, "Two countries separated by a common language?" We observed a tell-tale sign that we use words differently when a British executive made reference to his cell phone's ear bud that had fallen as a "dangly bit."

     We spoke of our recent forays into technology in our second-quarter shareholder letter. To date, our results have been mixed. We pointed to our inability to time the technology cycle of NAND flash cards and the category-dominant company with 40% share, SanDisk. Our average cost of $21.28 looked prescient as its stock price rallied to $31.42 just a few months later. We sold 20% of our stake outright but we effectively sold more as cash was contributed to the Fund during the quarter. If cash is contributed and we do not add to an existing position, the position size is reduced as a percent of the portfolio. It is not only an effective sale, but proves a tax efficient one as well. Nevertheless, subsequent to quarter-end, SanDisk announced that pricing was declining more quickly than anticipated and that to meet what still was tremendous demand, the company outsourced more than expected. SanDisk's stock price returned back to our purchase levels. So much for prescience. We continue, however, to believe in the longer-term trends for larger capacity memory cards and purchased additional stock accordingly.

     We invest with a view down the road and thus, find it outside our capability to "time" either the stock market or individual investments. We have had a large position in energy services for some time and although we have modestly reduced the position size, we continue to believe that we will liquidate our stake at substantially higher prices. A decline in oil prices will likely cause these stocks to decline in price. We would not be surprised to see such a decline. If, for example, Ensco International were to trade from its quarter-end price of $32.67 back down to our $24.97 cost, a 23.4% decline, then Crescent would be negatively impacted by 0.87%.(3) We believe in the longer-term structural supply/demand issues in the oil service sector that we anticipate will allow for greater future earnings and higher stock prices. To sell the stock at today's prices, pay the capital gains tax (much of it short-term) and hope to repurchase it at lower levels is more than we can ask of ourselves. If we sold our stake and the stock dropped in price we may look like heroes temporarily. However, if the stock price doesn't decline to a level where we would repurchase it and subsequently it rises to our price target, then we would have missed out on the upside. We do our best to insulate ourselves from the visceral vacillations of the stock market.

     This means, of course, that we are willing to absorb some volatility. Another example would be our recent investment in Countrywide Assured, PLC, not to be confused with Countrywide Financial Corporation. The Countrywide we own is the largest residential real estate broker in England. We have been accumulating a position at about 10x what we believe are "normalized" earnings with no value placed on the potential accretion that we discuss further on. The British real estate market has been weak lately and transaction volume is approaching 25-year lows. This provides us with an opportunity to build a position. We do not know for sure that the company's stock price will rise from here, but it may. We would prefer to see it decline as we would build our position at lower prices. We would not be surprised to see the stock down 30% from current levels. That may seem like a large number but if it were to occur it would allow us to have a larger position at a lower average cost. We would rather double our money on a 4% position than a 1% position.

     Countrywide has three other businesses, two of which have tremendous growth opportunities. The Conveyancing business, akin to our title business in the U.S., is using technology to further their competitive advantage, lower their costs, and improve their efficiency. The division loses a small amount of money today but after spending time in central England at the Conveyancing group's main offices, we believe that it could contribute 10-20% to earnings in a few years. The Surveyance and Valuation division, also the largest in the country with an 18% market

----------
(3) A 23.4% decline on a 3.73% position in Ensco International.

share, provides home appraisals and other legally required documentation. In addition to technological advancements that should reduce costs and allow them to gain further market share, Parliament has a bill that seems likely to receive Royal Assent that could help earnings in this segment to more than double and that could add more than 50% to current earnings. We believe that multi-year growth and the potential for its stock price to provide rewarding returns in a few years justifies the near-term downside risk we have assumed. We are not smart enough to pick the bottom. Meanwhile, while we wait for the story to unfold, Countrywide is paying us a 5.1% dividend yield.

     We believe it highly unlikely that the U.S. stock market will approach the 11.2% returns seen over the past three quarters of a century for two reasons. One, we do not believe the economy will expand at the same rate in the future as it has in the past. Two, dividend yields are a far cry from the 4.3-4.5% that contributed to the aforementioned total historic return. Shareholders and managers of public companies frequently engage in the perennial conflict of how corporate cash flow should be spent. Each case is different but the question that needs answering is, "who can achieve a better return on their investment?" Too often, companies reinvest their cash in low-returning businesses. In today's tax environment, we believe managers have a more difficult case to make. If dividend payout ratios, which are hovering near historic lows, were returned to a mean level, dividends would approximate 3%, 60% higher than they are today.(4) To throw another wrinkle into the equation, we believe that the quality of corporate earnings is less than it's been in the past and, as a result, the effective payout ratio is higher than it appears.

     A recent study co-authored by Professor Campbell Harvey of Duke University's Fuqua School of Business surveyed 401 chief financial officers. We share some of the distressing findings with you. "The survey found that companies routinely employed legal accounting gimmicks to hit their numbers. But the study also found that 78% of CFOs would give up real economic value in exchange for artificially smooth earnings -- including deferring spending and selling off patents. More than 55% said they would delay starting new projects to meet earnings targets."(5) Sadly, sacrificing long-term earnings is determined by too many to be an acceptable business practice.

     We realize through our many conversations with companies that inflation is lurking around the corner. Many companies have contracts that lock in their raw material costs for a specified period of time. As we know, such costs have been rising. New contracts will be established at higher prices and when it comes time to renegotiate those contracts, a company will do its best to pass through price increases to the customer, which will result in inflation should they meet with success. Failure to achieve a price increase to offset the corresponding increase in production costs will negatively impact earnings. We can envisage the occurrence of either one or both of the above. Either way, there will likely be a higher level of inflation that we do not believe is currently priced into the stock and bond markets.

     We continue to focus on absolute value, believing that relative value is relatively dumb. As Edwin Lefevre points out in his biography of Jesse
Livermore, REMINISCENCES OF A STOCK OPERATOR, "....a man may see straight and clearly and yet become impatient or doubtful when the market takes its time about doing as he figures it must do. That is why so many men in Wall Street...lose money. The market does not beat them. They beat themselves, because though they have brains they cannot sit tight." Here's to sitting tight.

Respectfully submitted,

/s/ Steven Romick

Steven Romick
President
October 25, 2004

----------
(4) Nevertheless, there is room for Corporate America to raise payout ratios and deliver larger dividends.
(5) FINANCIAL TIMES, Stephen Schurr. July 19, 2004.

                                 PORTFOLIO DATA
                               September 30, 2004

COMPARATIVE STATISTICS

                                                   RUSSELL       S&P        LEHMAN BROS.
RATIOS                            CRESCENT           2500        500        GOV'T/CREDIT
------                            --------         -------       ---       -------------
(Weighted Average)
STOCKS

Price/Earnings TTM                  21.1x           23.0x       19.0x
Price/Earnings 2004 est.            15.8x           21.4x       18.2x
Price/Book                           2.0x            2.3x        2.9x
Dividend Yield                       1.1%            1.3%        1.8%

BONDS

Duration                             2.5 years                               5.27 years
Maturity                             4.2 years                               7.84 years
Yield                                6.8%                                    3.90%

10 LARGEST HOLDINGS, REPRESENTING 26.12% OF THE FUND AS OF SEPTEMBER 30, 2004.

COMMON & PREFERRED STOCKS
ENSCO International
Michaels Stores, Inc.
Tate & Lyle PLC
Patterson-UTI Energy, Inc.
National-Oilwell, Inc.
Assurant
Big Lots, Inc.
SanDisk, Inc.
Rowan Companies, Inc.
Trinity Industries

ASSET COMPOSITION

Common Stocks, Long              47.92%
Preferred Stocks                  0.36%
Bonds & Notes                     7.32%
Common Stocks, short             -8.53%
Cash & Other                     52.93%
                                ------
Total                           100.00%

                             HISTORICAL PERFORMANCE

                                                          BALANCED
                                                          BENCHMARK      LEHMAN
                                            FPA          60% RUSSELL    BROTHERS
                                          CRESCENT       2500/40% LB     GOV'T/      RUSSELL
PERIODS ENDED SEPTEMBER 30, 2004            FUND        GOV'T/CREDIT     CREDIT       2500
--------------------------------          --------      ------------    --------     -------
Quarter                                     0.44%          -0.05%         3.56%       -2.52%
Calendar Year to Date                       6.20            3.60          3.36         3.57
One Year                                   14.14           12.44          3.33        18.51
Three Years                                16.75           11.47          6.32        14.14
Five Years                                 13.66            9.30          7.74         9.37
Ten Years                                  13.59           10.78          7.76        12.01
From Inception 6/2/93*                     13.20           10.14          6.93        11.58

YEARS ENDED DECEMBER 31,
 2003                                      26.15           28.08          4.67        45.51
 2002                                       3.71           -6.63         11.04       -17.80
 2001                                      36.14            4.83          8.50         1.22
 2000                                       3.59            7.85         11.85         4.27
 1999                                      -6.28           13.28         -2.15        24.15
 1998                                       2.79            4.92          9.47         0.38
 1997                                      21.95           18.53          9.76        24.36
 1996                                      22.88           12.59          2.90        19.03
 1995                                      26.04           26.72         19.24        31.70
 1994                                       4.25           -1.96         -3.51        -1.06

THE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE PERFORMANCE. AN INVESTMENT IN THE FUND MAY FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

DEFINITION OF THE COMPARATIVE INDICES

BALANCED BENCHMARK is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2004

                                                                 SHARES OR
                                                              PRINCIPAL AMOUNT
                                                              ----------------
NET PURCHASES

COMMON STOCKS
Alfa Laval AB                                                        200,000
Assurant, Inc.                                                       225,000
Big Lots, Inc.                                                       280,000
Countrywide PLC (1)                                                2,505,248
EMI Group PLC (1)                                                  1,000,000
Foot Locker, Inc.                                                    411,000
GlobalSantaFe Corp.                                                  100,000
Maxtor Corporation                                                   906,600
Novell, Inc. (1)                                                     300,000
Onex Corporation (1)                                                 410,100
Patterson-UTI Energy, Inc.                                            37,000
Ross Stores, Inc.                                                     70,000
SanDisk Corporation (1)                                              555,000
Tate & Lyle PLC (1)                                                3,000,000
Trinity Industries                                                    93,000
Western Digital Corporation (1)                                      750,000
Zale Corporation                                                     125,400

NON-CONVERTIBLE BONDS & DEBENTURES
Tenet Healthcare Corporation -- 9.875% 2014                    $   4,500,000
WestPoint Stevens Inc. (floating rate) -- 2004                 $   1,000,000

NET SALES

COMMON STOCKS
Celanese AG (2)                                                      307,900
Hunter Douglas NV (2)                                                 51,666
Lightbridge, Inc. (2)                                                200,000
Newport Corporation (2)                                              110,000
Plains Resources, Inc. (2)                                           130,000

NON-CONVERTIBLE BONDS & DEBENTURES
Pacific Gas & Electric Co. -- 10.375% 2005 (2)                 $   6,250,000
Qwest Communications International Inc. -- 5.875% 2004 (2)     $   5,280,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2004

COMMON STOCKS -- LONG                                                               SHARES           VALUE
------------------------------------------------------------------------------  -------------   ---------------
ENERGY -- 13.5%
ENSCO International Incorporated                                                      840,700   $    27,465,669
GlobalSantaFe Corp.                                                                   412,000        12,627,800
National-Oilwell, Inc.*                                                               625,000        20,537,500
Patterson-UTI Energy, Inc.                                                          1,084,000        20,671,880
Plains Exploration & Production Co.*                                                  130,000         3,101,800
Rowan Companies, Inc.*                                                                569,000        15,021,600
                                                                                                ---------------
                                                                                                $    99,426,249
                                                                                                ---------------
RETAILING -- 10.6%
Big Lots, Inc.*                                                                     1,330,000   $    16,265,900
Charming Shoppes, Inc.*                                                             1,556,000        11,078,720
Foot Locker, Inc.                                                                     611,000        14,480,700
Michaels Stores, Inc.                                                                 380,000        22,499,800
Ross Stores, Inc.                                                                     210,000         4,922,400
Zale Corporation*                                                                     325,400         9,143,740
                                                                                                ---------------
                                                                                                $    78,391,260
                                                                                                ---------------
FINANCIAL SERVICES -- 7.2%
Assurant, Inc.                                                                        725,000   $    18,850,000
Countrywide PLC                                                                     2,505,248        14,179,704
Interactive Data Corporation*                                                         175,000         3,293,500
New York Community Bancorp, Inc.                                                      133,333         2,738,660
Westcorp                                                                              117,000         4,974,840
WFS Financial Inc*                                                                    204,400         9,514,820
                                                                                                ---------------
                                                                                                $    53,551,524
                                                                                                ---------------
TECHNOLOGY -- 4.6%
Maxtor Corporation*                                                                 1,778,300   $     9,247,160
Novell, Inc.*                                                                         300,000         1,893,000
SanDisk Corporation*                                                                  555,000        16,161,600
Western Digital Corporation*                                                          750,000         6,592,500
                                                                                                ---------------
                                                                                                $    33,894,260
                                                                                                ---------------
CONSUMER NON-DURABLE GOODS -- 3.4%
Action Performance Companies, Inc.                                                    101,600   $     1,029,208
Crunch Equity Holding, LLC Bondholder Trust Interest+                                   2,235         3,017,250
Tate & Lyle PLC                                                                     3,000,000        21,000,000
                                                                                                ---------------
                                                                                                $    25,046,458
                                                                                                ---------------

COMMON STOCKS -- LONG -- CONTINUED                                                  SHARES           VALUE
------------------------------------------------------------------------------  -------------   ---------------
INDUSTRIAL PRODUCTS -- 3.1%
Alfa Laval AB                                                                         569,200   $     8,298,936
Trinity Industries, Inc.                                                              467,100        14,559,507
                                                                                                ---------------
                                                                                                $    22,858,443
                                                                                                ---------------
SERVICE -- 1.0%
Brink's Company, The.                                                                 257,500   $     7,768,775
                                                                                                ---------------

REAL ESTATE -- 1.0%
Ventas, Inc.                                                                          280,000   $     7,257,600
                                                                                                ---------------

COMMUNICATIONS -- 0.8%
Dycom Industries, Inc.*                                                               209,600   $     5,950,544
                                                                                                ---------------

MULTI-INDUSTRY -- 0.7%
Onex Corporation                                                                      410,100   $     5,503,542
                                                                                                ---------------

UTILITIES -- 0.7%
PG&E Corporation*                                                                     160,000   $     4,864,000
                                                                                                ---------------

ENTERTAINMENT -- 0.5%
EMI Group PLC                                                                       1,000,000   $     4,000,000
                                                                                                ---------------

HEALTH CARE -- 0.4%
Tenet Healthcare Corporation*                                                         272,900   $     2,944,591
                                                                                                ---------------

CONSUMER DURABLE GOODS -- 0.4%
Coachmen Industries, Inc.                                                             168,000   $     2,651,040
                                                                                                ---------------

TOTAL COMMON STOCKS -- 47.9% (Cost $270,307,815)                                                $   354,108,286
                                                                                                ---------------

PREFERRED STOCK -- 0.4% (Cost $2,152,545)
Pennsylvania Real Estate Investment Trust 11%                                          45,000   $     2,677,500
                                                                                                ---------------

WARRANTS -- 0.0% (Cost $167,400)
Casual Male Retail Group, Inc.+                                                        60,000   $        42,000
                                                                                                ---------------

                                                                                 PRINCIPAL
BONDS & DEBENTURES                                                                 AMOUNT            VALUE
--------------------------------------------------------------------------    ---------------   ---------------
CORPORATE BONDS & DEBENTURES -- 4.5%
California Statewide Communities Development Authority
  Special Facilities -- (UAL, Los Angeles) -- 5.625% 2034                     $     1,890,000   $       151,200
Champion Home Builders -- 11.25% 2007                                               1,000,000         1,090,000
Dynegy-Roseton Danskamme -- 7.27% 2010                                              1,000,000           977,500
FrontierVision Partners, L.P. -- 11% 2006                                             980,000         1,166,200
Kmart Corporation -- 8.8% 2010                                                      1,767,530         1,210,758
Northland Cable Television, Inc. -- 10.25% 2007                                     5,575,000         5,630,750
Oregon Steel Mills, Inc. -- 10% 2009                                                4,900,000         5,341,000
Qwest Communications International Inc. -- 6.625% 2005                              2,285,000         2,342,125
Tenet Healthcare Corporation -- 9.875% 2014+                                        4,500,000         4,646,250
Tyco International Ltd.
  -- 5.875% 2004                                                                      820,000           821,025
  -- 6.375% 2006                                                                      780,000           809,250
Western Financial Bank -- 9.625% 2012                                               2,950,000         3,333,500
WestPoint Stevens Inc. --  (floating rate) 2004+                                    7,718,101         5,557,033
                                                                                                ---------------
                                                                                                $    33,076,591
                                                                                                ---------------
U.S. GOVERNMENT & AGENCIES -- 2.2%
Federal National Mortgage Association -- 7.5% 2028                            $       217,202   $       232,677
U.S Treasury Inflation-Indexed Notes
  -- 3.375% 2007                                                                   10,161,750        10,860,370
  -- 3.375% 2012                                                                    4,800,195         5,436,221
                                                                                                ---------------
                                                                                                $    16,529,268
                                                                                                ---------------
INTERNATIONAL GOVERNMENT & AGENCIES -- 0.6%
France OATei -- 3% 2012                                                       $     3,161,070   $     4,354,402
                                                                                                ---------------

CONVERTIBLE DEBENTURE -- 0.00%
Standard Motor Products, Inc. --  6.75% 2009                                  $       150,000   $       145,500
                                                                                                ---------------

TOTAL BONDS & DEBENTURES -- 7.3% (Cost $48,969,636 )                                            $    54,105,761
                                                                                                ---------------

TOTAL INVESTMENT SECURITIES -- 55.6% (Cost $321,597,396)                                        $   410,933,547
                                                                                                ---------------

                                                                                 SHARES OR
                                                                                 PRINCIPAL
SHORT-TERM INVESTMENTS                                                            AMOUNT             VALUE
--------------------------------------------------------------------------    ---------------   ---------------
SHORT-TERM INVESTMENTS -- 41.3%
American General Finance Corporation -- 1.84% 10/01/04                        $    17,440,000   $    17,440,000
Toyota Motor Credit Corporation -- 1.57% 10/04/04                                  22,399,000        22,396,070
International Lease Finance Corporation -- 1.57% 10/07/04                          20,000,000        19,994,766
Federal National Mortgage Association Discount Note -- 1.62% 10/12/04              20,000,000        19,990,100
Citigroup Inc. -- 1.61% 10/13/04                                                   32,486,000        32,468,566
Barclays PLC U.S. Funding -- 1.71% 10/14/04                                        20,718,000        20,705,206
General Electric Capital Services, Inc. -- 1.59% 10/15/04                          30,057,000        30,038,415
A.I.G. Funding, Inc. -- 1.59% 10/18/04                                             17,243,000        17,230,054
Dupont (E.I.) De Nemours & Co. -- 1.65% 10/20/04                                   11,867,000        11,856,666
ChevronTexaco Funding Corporation -- 1.56% 10/22/04                                23,693,000        23,671,439
Federal Home Loan Mortgage Corporation Discount Note -- 1.72% 10/26/04             11,819,000        11,804,883
Federal National Mortgage Association Discount Note -- 1.71% 11/01/04              12,341,000        12,322,828
International Lease Finance Corporation -- 1.70% 11/02/04                          12,000,000        11,981,867
A.I.G. Funding, Inc. -- 1.75% 11/03/04                                             13,000,000        12,979,146
Federal Home Loan Bank Discount Note -- 1.715% 11/05/04                            14,345,000        14,321,082
General Electric Company -- 1.77% 11/09/04                                         26,292,000        26,241,585
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $305,442,673)                                                $   305,442,673
                                                                                                ---------------

TOTAL INVESTMENTS -- 96.9% (Cost $627,040,069)                                                  $   716,376,220
                                                                                                ---------------

COMMON STOCKS -- SHORT -- (8.5)% (Proceeds $59,449,795)
Amazon.com, Inc.*                                                                     (50,000)  $    (2,043,000)
AutoZone, Inc.*                                                                       (12,000)         (927,000)
Capital One Financial Corporation                                                     (32,500)       (2,401,750)
Cost Plus, Inc.*                                                                      (15,000)         (530,700)
CVS Corporation                                                                       (37,800)       (1,592,514)
Deluxe Corporation                                                                    (31,500)       (1,292,130)
Fresh Del Monte Produce Inc.                                                          (66,000)       (1,644,060)
George Wimpey PLC                                                                    (341,400)       (2,488,806)
Greater Bay Bancorp                                                                   (20,000)         (575,000)
Halliburton Company                                                                   (43,000)       (1,448,670)
Harley-Davidson, Inc.                                                                 (15,000)         (891,600)
IDEXX Laboratories, Inc.*                                                             (13,000)         (659,620)
International Business Machines Corporation                                           (10,500)         (900,270)
Linens 'n Things, Inc.*                                                               (99,300)       (2,300,781)
Manulife Financial Corporation                                                        (22,000)         (963,380)
Maytag Corporation                                                                   (100,000)       (1,837,000)
MGIC Investment Corporation                                                            (9,500)         (632,225)
Movie Gallery, Inc.                                                                   (56,000)         (981,680)
Multimedia Games, Inc.*                                                               (44,000)         (682,000)

COMMON STOCKS -- SHORT -- CONTINUED                                               SHARES            VALUE
--------------------------------------------------------------------------    ---------------   ---------------
NASDAQ-100 Index Tracking Stock                                                      (204,000)       (7,170,600)
NDCHealth Corporation                                                                 (24,000)         (385,200)
Newell Rubbermaid Inc.                                                               (164,500)       (3,296,580)
Persimmon PLC                                                                        (210,600)       (2,525,094)
Rayovac Corporation*                                                                  (88,000)       (2,318,800)
Schlumberger Limited                                                                  (37,000)       (2,490,470)
Seagate Technology                                                                    (50,000)         (676,000)
Sensient Technologies Corporation                                                     (55,000)       (1,190,200)
Stanley Works, The                                                                    (27,000)       (1,148,310)
Suedzucker AG                                                                        (120,000)       (2,256,000)
Take-Two Interactive Software, Inc.*                                                  (27,000)         (886,950)
Talk America Holdings, Inc.*                                                         (102,800)         (537,644)
Taylor Woodrow PLC                                                                   (498,050)       (2,375,699)
Tiffany & Co.                                                                        (102,100)       (3,138,554)
Transocean Inc.*                                                                      (40,000)       (1,431,200)
V.F. Corporation                                                                      (45,000)       (2,225,250)
Weatherford International Ltd.*                                                       (27,000)       (1,377,540)
West Marine, Inc.*                                                                    (85,000)       (1,817,300)
Whirlpool Corporation                                                                 (17,000)       (1,021,530)
                                                                                                ---------------

TOTAL COMMON STOCKS -- SHORT                                                                    $   (63,061,107)
                                                                                                ---------------

Other assets less liabilities, net -- 11.6%                                                     $    85,757,028
                                                                                                ---------------
TOTAL NET ASSETS -- 100%                                                                        $   739,072,141
                                                                                                ===============

*    Non-income producing security

+ Restricted securities. The Tenet Healthcare 9.875% bond due 2014 was purchased pursuant to Rule144A of the Securities Act of 1933, which generally may only be sold to certain institutional investors prior to registration. The sale of the Crunch Equity Holding, Casual Male Retail Group warrants, and Westpoint Stevens note is restricted. These restricted securities constituted 1.8% of total net assets at September 30, 2004. The Crunch Equity Holding and the Casual Male Retail Group warrants have been valued by the Board of Trustees in accordance with the Fund's fair value procedures.

See notes to financial statements

                      STATEMENT OF ASSETS AND LIABILITIES
                            September 30, 2004

ASSETS
 Investments at value:
  Investment securities -- at market value
   (identified cost $321,597,396)                                             $   410,933,547
  Short-term investments -- at amortized cost
   (maturities 60 days or less)                                                   305,442,673   $   716,376,220
                                                                              ---------------
 Cash                                                                                                       314
 Deposits for securities sold short                                                                  78,862,919
 Receivable for:
  Capital Stock Sold                                                          $     6,089,868
  Dividends and accrued interest                                                    1,280,764
  Investment securities sold                                                        1,010,107         8,380,739
                                                                              ---------------   ---------------
                                                                                                $   803,620,192

LIABILITIES
 Payable for:
  Securities sold short, at market value
   (proceeds $59,449,795)                                                     $    63,061,107
  Advisory fees and financial services                                                648,781
  Capital Stock repurchased                                                           436,767
  Accrued expenses                                                                    161,942
  Investment securities purchased                                                     134,423
  Dividends on securities sold short                                                  105,031        64,548,051
                                                                              ---------------   ---------------

NET ASSETS                                                                                      $   739,072,141
                                                                                                ===============

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock -- no par value; unlimited authorized
  shares; 32,387,652 outstanding shares                                                         $   653,721,373
 Accumulated net realized loss on investments                                                        (1,540,844)
 Undistributed net investment income                                                                  1,166,773
 Unrealized appreciation of investments                                                              85,724,839
                                                                                                ---------------
 NET ASSETS                                                                                     $   739,072,141
                                                                                                ===============

NET ASSET VALUE
Offering and redemption price per share                                                         $         22.82
                                                                                                ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2004

INVESTMENT INCOME
  Interest                                                                                      $     3,944,241
  Dividends                                                                                           2,089,919
                                                                                                ---------------
                                                                                                $     6,034,160

EXPENSES
  Advisory fees                                                               $     2,990,992
  Transfer agent fees and expenses                                                    533,669
  Short sale dividend expense                                                         399,651
  Financial services                                                                  299,099
  Reports to shareholders                                                              90,097
  Registration fees                                                                    42,918
  Custodian fees and expenses                                                          30,602
  Trustees' fees and expenses                                                          20,000
  Audit fees                                                                           18,692
  Legal fees                                                                            4,138
  Other expenses                                                                       44,775         4,474,633
                                                                              ---------------   ---------------
        Net investment income                                                                   $     1,559,527
                                                                                                ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments:
  Net realized gain on sale of investment securities                          $       777,143
  Net realized loss on investment securities sold short                            (1,882,999)
                                                                              ---------------
   Net realized loss on investments                                                             $    (1,105,856)
Change in unrealized appreciation of investments:
  Investment securities                                                       $     8,609,212
  Investment securities sold short                                                  4,807,920
                                                                              ---------------
   Change in unrealized appreciation of investments                                                  13,417,132
                                                                                                ---------------

        Net realized and unrealized gain on investments                                         $    12,311,276
                                                                                                ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $    13,870,803
                                                                                                ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                           SEPTEMBER 30, 2004                MARCH 31, 2004
                                                     ------------------------------    -----------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                              $   1,559,527                     $   2,242,846
  Net realized gain (loss) on investments               (1,105,856)                        8,997,691
  Change in unrealized appreciation
   of investments                                       13,417,132                        71,269,290
                                                     -------------                     -------------
Increase in net assets resulting
  from operations                                                     $  13,870,803                    $  82,509,827

Distribution to shareholders from:
  Net investment income                              $    (536,633)                    $  (2,222,379)
  Net realized capital gains                            (8,049,491)      (8,586,124)              --      (2,222,379)
                                                     -------------                     -------------

Capital Stock transactions:
  Proceeds from Capital Stock sold                   $ 293,142,463                     $ 321,163,638
  Proceeds from shares issued to
   shareholders upon reinvestment
   of dividends and distributions                        7,648,504                         1,981,864
  Cost of Capital Stock repurchased                    (59,117,043)     241,673,924      (89,715,745)    233,429,757
                                                     -------------    -------------    -------------   -------------
Total increase in net assets                                          $ 246,958,603                    $ 313,717,205

NET ASSETS
Beginning of period                                                     492,113,538                      178,396,333
                                                                      -------------                    -------------

End of period                                                         $ 739,072,141                    $ 492,113,538
                                                                      =============                    =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                             13,061,124                       15,345,067
Shares issued to shareholders upon
  reinvestment of dividends and distributions                               337,235                           96,099
Shares of Capital Stock repurchased                                      (2,650,549)                      (4,290,726)
                                                                      -------------                    -------------
Increase in Capital Stock outstanding                                    10,747,810                       11,150,440
                                                                      =============                    =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX
                                                     MONTHS
                                                     ENDED
                                                    SEPTEMBER                          YEAR ENDED MARCH 31,
                                                       30,         -------------------------------------------------------------
                                                      2004           2004         2003          2002         2001         2000
                                                  ------------     --------     --------      --------     --------     --------
Per share operating performance:
Net asset value at beginning of period            $      22.74     $  17.01     $  18.31      $  13.87     $  12.51     $  14.67
                                                  ------------     --------     --------      --------     --------     --------
Income from investment operations:
  Net investment income                           $       0.05     $   0.17     $   0.35      $   0.25     $   0.49     $   0.32
  Net realized and unrealized gain (loss) on
   investment securities                                  0.35         5.71        (1.22)         4.44         1.43        (1.49)
                                                  ------------     --------     --------      --------     --------     --------

Total from investment operations                  $       0.40     $   5.88     $  (0.87)     $   4.69     $   1.92     $  (1.17)
                                                  ------------     --------     --------      --------     --------     --------

Less distributions:
  Dividends from net investment income            $      (0.02)    $  (0.15)    $  (0.43)     $  (0.25)    $  (0.56)    $  (0.35)
  Distributions from net realized capital gains          (0.30)          --           --            --           --        (0.64)
                                                  ------------     --------     --------      --------     --------     --------

  Total distributions                             $      (0.32)    $  (0.15)    $  (0.43)     $  (0.25)    $  (0.56)    $  (0.99)
                                                  ------------     --------     --------      --------     --------     --------

Net asset value at end of period                  $      22.82     $  22.74     $  17.01      $  18.31     $  13.87     $  12.51
                                                  ============     ========     ========      ========     ========     ========

Total investment return*                                  1.77%       34.67%       (4.82)%       34.03%       16.02%       (8.54)%

Ratios/supplemental data:
Net assets at end of period (in $000's)                739,072      492,114      178,396       275,345       45,050       55,096
Ratio of expenses to average net assets                   1.44%+@      1.41%@       1.54%         1.50%        1.87%        1.49%
Ratio of net investment income to average
  net assets                                              0.50%+       0.67%        2.06%         1.73%        2.79%        2.26%

Portfolio turnover rate                                     21%+         20%          39%           34%          37%          10%

* Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2004 is not annualized.
+    Annualized
@ For the periods ended September 30, 2004, and March 31, 2004, the expense ratio includes short sale dividend expense equal to 0.13% and 0.09% of average net assets, respectively.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2004, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     Cost of purchases and cost of sales of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $118,116,492 and $37,775,272 respectively, for the six months ended September 30, 2004. Realized gains or losses are based on the specific identification method. The cost of investment securities (excluding securities sold short) held at September 30, 2004 for federal tax purposes was $321,821,623. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2004 for federal income tax purposes was $98,736,374 and $9,400,223, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

     For the six months ended September 30, 2004, the Fund paid aggregate fees of $20,000 to all Trustees who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Trustee of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 4 -- SECURITIES SOLD SHORT

     The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 5 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six months ended September 30, 2004, the Fund collected $115,063 in redemption fees.

NOTE 6 -- DISTRIBUTOR

     FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                           SHAREHOLDER EXPENSE EXAMPLE
                               September 30, 2004

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         HYPOTHETICAL
                                                                         PERFORMANCE
                                                                         (5% RETURN
                                                          ACTUAL           BEFORE
                                                       PERFORMANCE        EXPENSES)
                                                     ---------------   ---------------
Beginning Account Value
   March 31, 2004                                    $      1,000.00   $      1,000.00
Ending Account Value
   September 30, 2004                                $      1,017.70   $      1,017.69
Expenses Paid During
   Period*                                           $          7.28   $          7.31

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2004 (183/365 days).

                         TRUSTEE AND OFFICER INFORMATION

                                    POSITION(S)                                          PORTFOLIOS IN
                                    WITH TRUST/            PRINCIPAL OCCUPATION(S)       FUND COMPLEX
  NAME, AGE & ADDRESS              YEARS SERVED            DURING THE PAST 5 YEARS         OVERSEEN        OTHER DIRECTORSHIPS
  -------------------              ------------            -----------------------         --------        -------------------
Willard H. Altman, Jr. - (69)    Trustee+              Retired. Formerly, until 1995,          6
11400 W. Olympic Blvd., #1200    Years Served:  2      Partner of Ernst & Young LLP, a
Los Angeles, CA 90064                                  public accounting firm.

Alfred E. Osborne, Jr. - (59)    Trustee+              Senior Associate Dean at The            3         Investment Company
11400 W. Olympic Blvd., #1200    Years Served:  2      John E. Anderson Graduate School                  Institute, K2 Inc.,
Los Angeles, CA 90064                                  of Management at UCLA.                            Nordstrom, Inc., E*
                                                                                                         Capital Corporation,
                                                                                                         Equity Marketing Inc.,
                                                                                                         and WM Group of Funds.

A. Robert Pisano - (61)          Trustee+              National Executive Director and         3         Coppola Group, State Net,
11400 W. Olympic Blvd., #1200    Years Served:  2      Chief Executive Officer of the                    NetFlix.com, Resources
Los Angeles, CA 90064                                  Screen Actors Guild. Formerly,                    Connection and the Motion
                                                       until 1999, Vice Chairman and                     Picture and Television
                                                       Director of Metro-Goldwyn-Mayer,                  Fund.
                                                       Inc.

Lawrence J. Sheehan - (72)       Trustee+              Retired. Formerly partner (1969         5
11400 W. Olympic Blvd., #1200    Years Served:  2      to 1994) and of counsel employee
Los Angeles, CA 90064                                  (1994-2002) of the law firm
                                                       O'Melveny & Myers LLP, legal
                                                       counsel to the Fund.

Steven Romick - (41)             Trustee,+             Senior Vice President of the            1
11400 W. Olympic Blvd., #1200    President & Chief     Adviser.
Los Angeles, CA 90064            Investment Officer
                                 Years Served:  2

Eric S. Ende - (60)              Vice President        Senior Vice President of the            3
11400 W. Olympic Blvd., #1200    Years Served:  2      Adviser.
Los Angeles, CA 90064

J. Richard Atwood - (44)         Treasurer             Principal and Chief Operating                     First Pacific Advisors,
11400 W. Olympic Blvd., #1200    Years Served:  2      Officer of the Adviser. President                 Inc. and FPA Fund
Los Angeles, CA 90064                                  and Chief Executive Officer of                    Distributors, Inc.
                                                       FPA Fund Distributors, Inc.

Sherry Sasaki - (49)             Secretary             Assistant Vice President and
11400 W. Olympic Blvd., #1200    Years Served:  2      Secretary of the Adviser and
Los Angeles, CA 90064                                  Secretary of FPA Fund
                                                       Distributors, Inc.

Christopher H. Thomas - (47)     Assistant             Vice President and Controller of                  FPA Fund Distributors,
11400 W. Olympic Blvd., #1200    Treasurer             the Adviser and of FPA Fund                       Inc.
Los Angeles, CA 90064            Years Served:  2      Distributors, Inc.

+ Trustees serve until their resignation, removal or retirement.

                 (This page has been left blank intentionally.)

                                FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

TICKER SYMBOL: FPACX
CUSIP: 30254T759

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

Item 2.   Code of Ethics. Not Applicable.

Item 3.   Audit Committee Financial Expert. Not Applicable.

Item 4.   Principal Accountant Fees and Services.  Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Issuers. Not Applicable.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 11.  Exhibits.

(a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)    Not Applicable

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.


                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ STEVEN T. ROMICK
   -------------------------------
    Steven T. Romick, President

Date: December 7, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ J. RICHARD ATWOOD
   -------------------------------
    J. Richard Atwood, Treasurer

Date: December 7, 2004